FENIMORE ASSET MANAGEMENT TRUST

(the “Trust”)

FAM Value Fund

(Institutional Shares: FAMWX)

FAM Dividend Focus Fund

(Institutional Shares: TBD)

FAM Small Cap Fund

(Institutional Shares: FAMDX)

(the “Funds”)

Supplement dated August 26, 2019

to the Statement of Additional Information (“SAI”) for Institutional Shares of the Funds dated May 1, 2019,

as supplemented from time to time

At a Special Meeting of the Shareholders of Fenimore Asset Management Trust (the “Trust”), which consists of FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (collectively, the “Funds”), held on August 26, 2019, shareholders of the Trust elected two new Trustees to the Board of Trustees of the Trust to fill two vacancies that were created as the result of the retirement of two Trustees from the Board and the shareholders also re-elected five of the current Trustees.

As a result of the shareholder vote, the SAI is revised to include the following supplemental information regarding the Board of Trustees:

1. In the section of the SAI titled “Board of Trustees and Officers”, the table contained on Pages 13-14 setting forth biographical information for each of the Trustees is amended to include the following:

Name, Address, and Age	Position(s) with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Denise V. Gonick c/o 384 North Grand St. Cobleskill, NY 12043 Age: 52	Trustee since August 2019	Retired; President, MVP Health Care (a health insurance company) (2012- to August 2019)	3	Chemung Financial Corporation (financial services holding company)
Kenneth R. Stoll c/o 384 North Grand St. Cobleskill, NY 12043 Age: 57	Trustee since August 2019	Retired, President and Chief Financial Officer (2015 to December 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc. (investment management firm and mutual fund sponsor)	3	None

2. In the section of the SAI titled “Board of Trustees and Officers”, the subsection titled “Trustee Qualifications” on pages 11-12 is amended to add the following disclosure:

Denise V. Gonick – As the former President and Chief Executive Officer of a health insurance organization, Ms. Gonick has extensive experience and background in business management, operations and corporate governance. As a trained lawyer and former Chief Legal Officer for the company that she formerly headed, Ms. Gonick also has legal and compliance training and experience. Over her career, Ms. Gonick has been directly involved in corporate leadership, transactions, strategic planning, executive management, financial management, compliance and government relations.

Kenneth R. Stoll – As the former President, Chief Financial Officer and Chief Operating Officer of an investment management firm and mutual fund sponsor, Mr. Stoll has extensive experience and background in the management and operations of SEC-registered mutual funds. Mr. Stoll was also a certified public accountant and was previously a partner with the public accounting firm of PricewaterhouseCoopers LLP focusing primarily on the auditing of mutual funds and he has a useful knowledge and understanding of the mutual fund industry based on his over 30 year involvement in the field.

3. In the section of the SAI titled “Board of Trustees and Officers”, the table contained on Page 16 setting forth information regarding the Trustees’ share ownership in the Funds is amended to include the following:

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Denise V. Gonick	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	None None None	None None None
Kenneth R. Stoll*	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	$10,001-50,000 $10,001-50,000 $10,001-50,000	Over $100,000

*	The shareholdings of Mr. Stoll are as of June 28, 2019.

4. In the section of the SAI titled “Board of Trustees and Officers”, the table on page 17 setting forth the Trustees’ compensation for the most recent fiscal year of the Funds is amended to include the following footnote:

*	Neither Ms. Gonick nor Mr. Stoll were members of the Board during the Funds’ most fiscal year ended December 31, 2018, and therefore they did not receive any compensation from the Funds for service on the Board during the past fiscal year.

5. Effective as of August 26, 2019, Ms. Gonick and Mr. Stoll have each been added as members of the Audit Committee, the Nominating and Corporate Governance Committee and the Valuation Committee of the Board.

6. Effective as of August 26, 2019, John J. McCormack, Jr. and Barbara V. Weidlich retired from their positions on the Board and Mr. McCormack was succeeded as the Independent Chair of the Board by Independent Trustee Paul A. Keller, CPA. References to Mr. McCormack and Ms. Weidlich as current members of the Board of Trustees and the Committees of the Board are deemed to be deleted from the SAI.

Investors should retain this supplement for future reference.

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